UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
April 27, 2004

INSIGNIA SYSTEMS, INC.
(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
6470 Sycamore Court North, Maple Grove, Minnesota		55369

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(763) 392-6200

(Former name or former address, if changed since last report)

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated April 26, 2004.

Item 12.   Results of Operations and Financial Condition.

On April 26, 2004, the registrant issued a press release disclosing financial information regarding the quarter and year ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.

(Registrant)
Date: April 27, 2004	By:	/s/ Denni J. Lester

(Denni J. Lester, Vice President, Finance and Chief Financial Officer)

EXHIBIT INDEX

Ex. No.	Description
99.1	Press release dated April 26, 2004.